Dreyfus

Growth Opportunity Fund, Inc.

SEMIANNUAL REPORT August 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                  Growth Opportunity Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Growth Opportunity Fund, Inc., covering the six-month period from March 1, 2000 through August 31, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Timothy M. Ghriskey.

Although large-cap U.S. stocks generally provided attractive returns over the past six months, the reporting period was marked by high levels of volatility and dramatic shifts in investor sentiment. In mid-March, technology and other growth-oriented stocks corrected sharply over concerns about rising interest rates and extremely high valuations, eroding much of the gains achieved earlier in the year.

Also, primarily because of the precipitous drop in technology-stock prices, value-oriented stocks generally outperformed growth stocks during the reporting period, a reversal of the trends established over the past several years. In our view, these short-term swings in investor sentiment highlight once again the importance of broad diversification and a long-term perspective for most investors.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Growth Opportunity Fund, Inc.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

September 15, 2000




DISCUSSION OF FUND PERFORMANCE

Timothy M. Ghriskey, Portfolio Manager

How did Dreyfus Growth Opportunity Fund, Inc. perform relative to its benchmark

For the six-month period ended August 31, 2000, Dreyfus Growth Opportunity Fund, Inc. produced a total return of 5.18%.(1) This compares with the 11.72% return provided by the fund' s benchmark, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), for the same period.(2)

We attribute the fund' s underperformance to its large technology exposure. Following an extended period of strong outperformance by technology stocks, the technology sector has recently produced more modest returns. We made some disappointing stock selections within the technology area that affected the fund's overall performance.

What is the fund's investment approach?

The fund invests in growth and value stocks, including stocks that exhibit characteristics of both investment styles. We begin with a proprietary computer model that identifies suitable candidates for the fund. We then reduce that list of names by conducting fundamental research and meeting with the management teams of the remaining candidates. Specifically, we are looking for factors that could signal a rise in the stock's price, including new products or markets, opportunities for gaining greater market share, more effective management teams, or positive changes in the company's corporate structure or market perception.

What other factors influenced the fund's performance?

As "bottom-up" investors, we choose stocks based on their individual merits rather than according to market or economic trends. However, we remain fully cognizant of the overall economic environment, and we are aware of trends that may affect our performance.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Technology stocks, which make up the largest sector of the fund, fell out of favor during the past six months after achieving particularly strong gains just prior to the beginning of the reporting period. Our heavy exposure to that industry group hindered our overall returns. While we trimmed our exposure to the technology area early in the period, we slightly increased our exposure after we began to see valuations improve. In hindsight, we may have moved back into this sector a little too early.

However, we achieved solid returns from several other market sectors, including the financial, health care, energy and capital goods industry groups. Within financials, the fund' s strongest gains stemmed from finance companies and lending institutions. In addition, we benefited from our investments in financial conglomerates, investment banks and brokerage firms and, toward the end of the reporting period, in insurance companies.

Within the health care area, we benefited most from our pharmaceutical holdings, including Pfizer, Eli Lilly and ALZA, as well as Watson Pharmaceutical and Teva Pharmaceutical Industries, ADR, two generic drug companies. We also achieved gains from several of our investments in biotechnology stocks.

The fund's energy stocks benefited from the rising price of oil. When oil prices fell at the end of last summer, we believed that those prices were unsustainably low and presented excellent investment opportunities. After oil prices began to climb, energy stock prices generally followed, boosting the fund's overall returns.

Within capital goods, the fund held relatively large positions in strong-performing companies like General Electric, which delivered better than expected earnings during the period. We also enjoyed attractive returns from companies such as Flextronics International, a contract manufacturer for the technology industry, as well as Tyco International, a diversified manufacturing and service company, and Boeing, the aerospace firm.


What is the fund's current strategy?

As of the end of the reporting period, we believe that market conditions remain volatile and the market' s direction continues to be unclear. Accordingly, at this time we have chosen to generally match the percentage of assets devoted to technology and financial stocks -- the two largest sectors of the fund -- to that of the S&P 500 Index. This posture will help reduce the risks of over- or underexposure to these two important areas. Of course, our strategy in this regard may change at any time.

We have also chosen to maintain the fund's level of exposure to energy stocks. With oil and natural gas inventories at low levels going into the winter season, these types of securities provide the fund with a good performance opportunity.

Finally, in light of the upcoming November elections, we have been monitoring our holdings in certain sectors that we believe may be influenced by the outcome of the elections. These areas include, among others, health care, defense, military and aerospace. Depending on which presidential candidate happens to be leading the polls at the time, each of these sectors has come into and out of favor. As an actively traded fund, we are carefully monitoring our investments in these areas and are adjusting them accordingly in an attempt to benefit the
fund'   s    return.

September 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ("S&P 500 INDEX") IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

STATEMENT OF INVESTMENTS

August 31, 2000 (Unaudited)

STATEMENT OF INVESTMENTS

COMMON STOCKS--97.7%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES--1.6%

Lamar Advertising                                                                                54,400  (a)           2,526,200

McGraw-Hill Cos.                                                                                 83,000                5,140,812

                                                                                                                       7,667,012

CONSUMER DURABLES--.6%

Ford Motor                                                                                       67,289                1,627,559

General Motors                                                                                   18,801                1,357,197

                                                                                                                       2,984,756

CONSUMER NON--DURABLES--5.5%

Anheuser-Busch Cos.                                                                              24,300                1,915,144

Coca-Cola                                                                                        90,300                4,752,038

Kimberly-Clark                                                                                   19,800                1,158,300

NIKE, Cl. B                                                                                      24,600                  973,237

Nabisco Group Holdings                                                                           87,600                2,458,275

PepsiCo                                                                                         116,600                4,970,075

Philip Morris Cos.                                                                              175,900                5,211,037

UST                                                                                             225,800                4,882,925

                                                                                                                      26,321,031

CONSUMER SERVICES--5.1%

Clear Channel Communications                                                                     67,100  (a)           4,856,363

Comcast, Cl. A                                                                                   33,800  (a)           1,259,050

Disney (Walt)                                                                                    78,300                3,048,806

McDonald's                                                                                       48,000                1,434,000

Time Warner                                                                                      54,800                4,685,400

USA Networks                                                                                    141,400  (a)           3,402,437

Viacom, Cl. B                                                                                    83,052  (a)           5,590,438

                                                                                                                      24,276,494

CONSUMER STAPLES--.2%

Gillette                                                                                         36,100                1,083,000

ELECTRONIC TECHNOLOGY COMPONENTS--12.3%

Applied Materials                                                                                28,300  (a)           2,442,644

Flextronics International                                                                        41,300  (a)           3,440,806

Intel                                                                                           357,900               26,797,763

JDS Uniphase                                                                                     26,200  (a)           3,261,491

Lucent Technologies                                                                              58,400                2,441,850

Nokia, ADS                                                                                       42,500                1,909,844

Nortel Networks                                                                                 132,500               10,807,031

Qualcomm                                                                                         26,400  (a)           1,580,700


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ELECTRONIC TECHNOLOGY COMPONENTS (CONTINUED)

Tellabs                                                                                          23,600  (a)           1,326,025

Texas Instruments                                                                                69,000                4,618,687

                                                                                                                      58,626,841

ELECTRONIC TECHNOLOGY HARDWARE--11.0%

Apple Computer                                                                                   12,000  (a)             731,250

Boeing                                                                                           32,300                1,732,087

Compaq Computer                                                                                  90,200                3,072,437

Dell Computer                                                                                    93,300  (a)           4,070,213

EMC                                                                                              75,800  (a)           7,428,400

Hewlett-Packard                                                                                  35,500                4,286,625

International Business Machines                                                                  97,100               12,817,200

Micron Technology                                                                                21,100  (a)           1,724,925

Motorola                                                                                        129,400                4,666,488

Scientific-Atlanta                                                                               21,700                1,691,244

Sun Microsystems                                                                                 72,700  (a)           9,228,356

Xilinx                                                                                           11,400  (a)           1,013,175

                                                                                                                      52,462,400

ENERGY MINERALS--4.6%

Anadarko Petroleum                                                                               96,200                6,327,074

Chevron                                                                                          23,500                1,985,750

Exxon Mobil                                                                                      96,150                7,848,244

Royal Dutch Petroleum, ADR                                                                       53,000                3,242,938

Santa Fe International                                                                           61,300                2,409,856

                                                                                                                      21,813,862

FINANCE--15.1%

American Express                                                                                 71,800                4,245,175

American General                                                                                    900                   65,531

American International Group                                                                     84,413                7,523,264

Associates First Capital, Cl. A                                                                 123,100                3,462,188

Bank of America                                                                                  59,300                3,176,256

Bank of New York                                                                                 93,400                4,897,663

Chase Manhattan                                                                                  76,700                4,285,612

Citigroup                                                                                       221,600               12,935,900

Federal Home Loan Mortgage                                                                       26,000                1,095,250

FleetBoston Financial                                                                           117,700                5,024,319

Goldman Sachs Group                                                                              41,000                5,250,562

Hartford Financial Services Group                                                                15,800                1,052,675

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

Lincoln National                                                                                 25,200                1,360,800

Merrill Lynch                                                                                    33,100                4,799,500

Morgan Stanley Dean Witter & Co.                                                                 46,500                5,001,656

Schwab (Charles)                                                                                 50,300                1,920,831

USA Education                                                                                    51,800                2,029,913

Wells Fargo                                                                                      87,500                3,778,906

                                                                                                                      71,906,001

HEALTH SERVICES--.5%

HCA-Healthcare                                                                                   65,300                2,252,850

HEALTH TECHNOLOGY--11.2%

ALZA                                                                                             69,000  (a)           5,218,125

American Home Products                                                                           57,700                3,126,619

Amgen                                                                                            55,400  (a)           4,200,013

Andrx                                                                                            59,400  (a)           5,167,800

Barr Laboratories                                                                                32,300  (a)           2,293,300

Bristol-Myers Squibb                                                                            100,500                5,326,500

Johnson & Johnson                                                                                25,300                2,326,019

Lilly (Eli)                                                                                      20,300                1,481,900

Maxygen                                                                                          14,200  (a)             763,250

Merck & Co.                                                                                      80,300                5,610,962

Pfizer                                                                                          225,950                9,772,337

Pharmacia                                                                                        45,000                2,635,312

Schering-Plough                                                                                  77,800                3,121,725

Teva Pharmaceutical Industries, ADR                                                              34,700                2,103,688

                                                                                                                      53,147,550

INDUSTRIAL SERVICES--.8%

BJ Services                                                                                      17,300  (a)           1,159,100

Schlumberger                                                                                     29,100                2,482,594

Transocean Sedco Forex                                                                            1,100                   65,725

                                                                                                                       3,707,419

NON--ENERGY MINERALS--.5%

Alcoa                                                                                            69,100                2,297,575

PROCESS INDUSTRIES--1.4%

Corning                                                                                          10,000                3,279,375

duPont (E.I.) deNemours                                                                          72,500                3,253,438

                                                                                                                       6,532,813


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER MANUFACTURING--6.9%

Emerson Electric                                                                                 67,400                4,461,037

General Electric                                                                                353,300               20,734,294

Tyco International                                                                              138,100                7,871,700

                                                                                                                      33,067,031

RETAIL TRADE--4.1%

Costco Wholesale                                                                                135,300  (a)           4,659,394

Gap                                                                                              31,550                  707,903

Home Depot                                                                                       86,250                4,145,391

Sears, Roebuck & Co.                                                                             33,800                1,054,137

Target                                                                                           33,400                  776,550

Wal-Mart Stores                                                                                 171,600                8,140,275

                                                                                                                      19,483,650

TECHNOLOGY SERVICES--7.5%

America Online                                                                                   85,000  (a)           4,983,125

Electronic Data Systems                                                                          94,300                4,697,319

Microsoft                                                                                       191,700  (a)          13,383,056

Oracle                                                                                          103,500  (a)           9,412,031

Veritas Software                                                                                 29,300  (a)           3,532,481

                                                                                                                      36,008,012

UTILITIES--8.8%

AES                                                                                              15,400  (a)             981,750

AT&T                                                                                             28,414                  895,033

AT&T--Liberty Media Group, Cl. A                                                                 92,800                1,983,600

Alltel                                                                                           23,100                1,167,994

BellSouth                                                                                        70,100                2,615,606

Coastal                                                                                          40,600                2,796,325

Duke Energy                                                                                      64,900                4,855,331

Enron                                                                                            28,000                2,376,500

NEXTEL Communications, Cl. A                                                                     27,400  (a)           1,518,988

NEXTLINK Communications, Cl. A                                                                   11,800  (a)             413,738

Qwest Communications International                                                               87,465  (a)           4,515,381

SBC Communications                                                                              119,170                4,975,348

Southern                                                                                         14,400                  431,100

Sprint (FON Group)                                                                               74,100                2,482,350

Sprint   (PCS Group)                                                                             33,000  (a)           1,656,187

Telefonos de Mexico, Cl. L, ADS                                                                  20,200                1,099,637

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES (CONTINUED)

WorldCom                                                                                        192,500  (a)           7,026,250

                                                                                                                      41,791,118

TOTAL COMMON STOCKS

   (cost $330,711,468)                                                                                               465,429,415
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--2.5%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

6.26%, 9/21/2000                                                                              3,556,000                3,542,665

6.06%, 11/16/2000                                                                               559,000                  551,800

6.12%, 11/30/2000                                                                             8,206,000                8,080,859

TOTAL SHORT--TERM INVESTMENTS

   (cost $12,175,930)                                                                                                 12,175,324
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $342,887,398)                                                            100.2%              477,604,739

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.2%)               (1,145,859)

NET ASSETS                                                                                       100.0%              476,458,880

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

August 31, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           342,887,398   477,604,739

Cash                                                                  4,433,437

Receivable for investment securities sold                             8,821,629

Dividends receivable                                                    510,492

Receivable for shares of Common Stock subscribed                        352,065

Prepaid expenses                                                         20,301

                                                                    491,742,663
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           319,879

Payable for investment securities purchased                          14,859,522

Payable for shares of Common Stock redeemed                              26,704

Accrued expenses                                                         77,678

                                                                     15,283,783
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      476,458,880
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     319,187,481

Accumulated undistributed investment income--net                        216,391

Accumulated net realized gain (loss) on investments                  22,337,667

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4(b)                                         134,717,341
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      476,458,880
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)      41,129,398

NET ASSET VALUE, offering and redemption price per share ($)              11.58

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended August 31, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $26,586 foreign taxes withheld at source)     2,137,656

Interest                                                               160,822

TOTAL INCOME                                                         2,298,478

EXPENSES:

Management fee--Note 3(a)                                            1,765,197

Shareholder servicing costs--Note 3(b)                                 443,317

Professional fees                                                       34,225

Custodian fees--Note 3(b)                                               30,653

Directors' fees and expenses--Note 3(c)                                 18,564

Prospectus and shareholders' reports                                    14,472

Registration fees                                                       11,584

Loan commitment fees--Note 2                                             2,386

Interest expense--Note 2                                                 1,577

Miscellaneous                                                            3,829

TOTAL EXPENSES                                                       2,325,804

INVESTMENT (LOSS)                                                     (27,326)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             24,143,004

Net realized gain (loss) on financial futures                         (449,893)

NET REALIZED GAIN (LOSS)                                            23,693,111

Net unrealized appreciation (depreciation) on investments              849,142

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              24,542,253

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                24,514,927

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                          August 31, 2000           Year Ended

                                              (Unaudited)    February 29, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income (loss)--net                    (27,326)              510,332

Net realized gain (loss) on investments        23,693,111           13,545,186

Net unrealized appreciation (depreciation)
   on investments                                 849,142           59,520,971

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   24,514,927           73,576,489
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                          (167,309)            (345,766)

Net realized gain on investments              (5,688,519)         (49,715,408)

TOTAL DIVIDENDS                               (5,855,828)         (50,061,174)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 157,037,039         388,258,284

Dividends reinvested                            5,664,913          48,371,887

Cost of shares redeemed                     (187,759,201)        (436,480,907)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS           (25,057,249)             149,264

TOTAL INCREASE (DECREASE) IN NET ASSETS       (6,398,150)          23,664,579
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           482,857,030          459,192,451

END OF PERIOD                                 476,458,880          482,857,030

Undistributed investment income--net              216,391              411,026
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    14,113,892           36,332,414

Shares issued for dividends reinvested            477,649            4,694,022

Shares redeemed                               (16,814,324)         (40,759,872)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (2,222,783)             266,564

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                          Six Months Ended

                                           August 31, 2000                               Fiscal Year Ended February,
                                                                    ----------------------------------------------------------------

                                                (Unaudited)         2000          1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                 11.14         10.66         10.15         10.22           9.56          8.67

Investment Operations:

Investment income--net                                 .00(a,b)      .01           .07           .05            .10           .10

Net realized and unrealized
   gain (loss) on investments                          .58           1.65          .97          1.39           1.93          2.19

Total from Investment Operations                       .58           1.66         1.04          1.44           2.03          2.29

Distributions:

Dividends from investment income--net                   --           (.01)        (.07)         (.07)          (.09)         (.12)

Dividends from net realized
   gain on investments                                (.14)         (1.17)        (.46)        (1.22)         (1.28)        (1.26)

Dividends in excess of net realized
   gain on investments                                  --            --            --          (.22)           --           (.02)

Total Distributions                                  (.14)        (1.18)         (.53)         (1.51)        (1.37)        (1.40)

Net asset value, end of period                      11.58         11.14         10.66          10.15         10.22          9.56
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                     5.18(c)      16.63         10.57          15.62         22.35         27.37
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                         .49(c)       1.03          1.04          1.06           1.06          1.04

Ratio of net investment income (loss)
   to average net assets                             (.01)(c)       .11           .64           .50            .91           .91

Portfolio Turnover Rate                            101.77(c)      86.41        162.98        112.32         137.38        268.40
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     476,459      482,857       459,192       508,562        471,660       419,240

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus  Growth  Opportunity  Fund,  Inc.  (the  "fund") is registered under the
Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation (" DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on
investments   from   the   fluctuations   arising   from   changes
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discounts on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $5,284 during the period ended August 31, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable pro visions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing
market    rates    in    effect    at    the    time    of    borrowings.

The average daily amount of borrowings outstanding during the period ended August 31, 2000 was approximately $45,400 with a related weighted average annualized interest rate of 6.90%.

NOTE 3--Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings (which in the view of Stroock, Stroock & Lavan LLP, counsel to the fund, also includes loan commitment fees) and extraordinary expenses, exceed 1 1/2% of the average value of the fund's average daily net assets, the Manager will bear such excess expense. During the period ended August 31, 2000, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Shareholder Services Plan, the fund reimburses DSC an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder
inquiries    regarding    the    fund
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 2000, the fund was charged $318,000 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2000, the fund was charged $82,493 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2000, the fund was charged $30,653 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each meeting attended and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund' s Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended August 31, 2000, amounted to $471,240,419 and $500,144,378, respectively.


The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At August 31, 2000, there were no financial futures contracts outstanding.

(b) At August 31, 2000, accumulated net unrealized appreciation on investments was $134,717,341, consisting of $138,060,840 gross unrealized appreciation and $3,343,499 gross unrealized depreciation.

At August 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

Notes

                                                           For More Information

                        Dreyfus Growth Opportunity Fund, Inc.

                        200 Park Avenue

                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                      Transfer Agent &

                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   018SA008